UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2025

VIREO GROWTH INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported on the Form 8-K for Vireo Growth Inc. (the “Company”) filed December 23, 2024, the Company entered into employment agreements dated December 17, 2024 with each of its Chief Executive Officer, John Mazarakis, and its Chief Financial Officer, Tyson Macdonald. On March 6, 2025, the Company and each of Mr. Mazarakis and Mr. Macdonald entered into amendments to their original employment agreements.

Mazarakis Amendment to Employment Agreement

Under Mr. Mazarakis’s employment agreement dated December 17, 2024 (the “Original Mazarakis Employment Agreement”), Mr. Mazarakis was to be issued 19,000,000 Restricted Stock Units settled in subordinate voting shares of the Company (the “Time-Vested RSUs”). The Time-Vested RSUs were to become 50% vested upon the first anniversary of the Effective Date (as defined under the Original Mazarakis Employment Agreement) and the balance was to vest at the rate of 12.5% every three months thereafter until fully vested provided that Mr. Mazarakis remained employed by the Company or an affiliate as of each applicable vesting date. Pursuant to Amendment No. 1 to the Original Mazarakis Employment Agreement dated March 6, 2025 (“Mazarakis Amendment No. 1”), Mr. Mazarakis will now receive 19,000,000 Time-Vested RSUs that will become 30% vested upon the first anniversary of the Effective Date. An additional 35% shall become vested when the 30-day weighted average price (“VWAP”) of the Company’s shares exceeds $0.85 (adjusted for dividends and stock splits) at any time on or after the second anniversary of the Effective Date and during the term of the Original Mazarakis Employment Agreement. Any unvested shares shall become vested when the VWAP exceeds $1.05 (adjusted for dividends and stock splits) at any time on or after the third anniversary of the Effective Date and during the term of the Original Mazarakis Employment Agreement.

Under the Original Mazarakis Employment Agreement, Mr. Mazarakis was also to receive 19,000,000 Restricted Stock Units settled in subordinate voting shares of the Company (the “Performance-Vested RSUs”). The Performance-Vested RSUs were to become vested during the term of the Original Mazarakis Employment Agreement as follows: 1/3 of the Performance-Vested RSUs were to become vested when the 30-day VWAP of the Company shares exceeded US$0.85; an additional 1/3 were to become vested when the 30-day VWAP exceeded US$1.05; and the final 1/3 were to become vested when the 30-day VWAP exceeded US$1.25. Pursuant to Mazarakis Amendment No. 1, Mr. Mazarakis will now receive 19,000,000 Performance-Vested RSUs that vest as follows: 1/3 of the Performance-Vested RSUs shall become vested when the 6 month trailing, annualized, adjusted EBITDA (“AEBITDA”) exceeds $150,000,000 and the net leverage of the Company is below 2.2x; an additional 1/3 shall become vested when AEBITDA exceeds $165,000,000 and the net leverage of the Company is below 2.2x; and the final 1/3 shall become vested when AEBITDA exceeds $205,000,000 and the net leverage of the Company is below 2.2x.

Under the Original Mazarakis Employment Agreement, Mr. Mazarakis was entitled to certain bonus payments, subject to certain conditions, in the event of (i) the refinancing of any outstanding debt of the Company not less than $80,000,000 at an effective interest rate of not more than 9.75% with the bonus amount equal to 1% of the amount refinanced, (ii) the acquisition or merger with any entity where the total enterprise value of such other entity is $100,000,000 or greater, (iii) a Change of Control transaction, and (iv) the consummation of a transaction raising additional capital at a price per share greater than US$1.50.

Pursuant to Mazarakis Amendment No. 1, Mr. Mazarakis is now entitled to the bonus payments, subject to certain conditions, in the event of (i) the refinancing, without the use of an investment banker, of any outstanding debt of the Company not less than $60,000,000 at an effective rate of not more than 9.75% with the bonus amount equal to 0.8% of the amount refinanced; (ii) the acquisition or merger with an entity where the acquisition multiple is less than or equal to five times the total enterprise value of such other entity; (iii) a Change of Control transaction where the consideration per share (adjusted for stock splits and dividends) exceeds $1.15 per share; and (iv) the consummation of a transaction raising additional capital at a price per share greater than US$1.50.

Macdonald Amendment to Employment Agreement

Under Mr. Macdonald’s employment agreement dated December 17, 2024 (the “Original Macdonald Employment Agreement”), Mr. Macdonald was to be issued 9,5000,000 Restricted Stock Units settled in subordinate voting shares of the Company (the “Time-Vested RSUs”). The Time-Vested RSUs were to become 50% vested upon the first anniversary of the Effective Date (as defined under the Original Macdonald Employment Agreement) and the balance was to vest at the rate of 12.5% every three months thereafter until fully vested provided that Mr. Macdonald remained employed by the Company or an affiliate as of each applicable vesting date. Pursuant to Amendment No. 1 to the Original Macdonald Employment Agreement dated March 6, 2025 (“Macdonald Amendment No. 1”), Mr. Macdonald will now receive 9,5000,000 Time-Vested RSUs that will become 30% vested upon the first anniversary of the Effective Date. An additional 35% shall become vested when the 30-day weighted average price (“VWAP”) of the Company shares exceeds $0.85 (adjusted for dividends and stock splits) at any time on or after the second anniversary of the effective date of the agreement and during the term of the agreement. Any unvested shares shall become vested when the VWAP exceeds $1.05 (adjusted for dividends and stock splits) at any time on or after the third anniversary of the effective date and during the term of the agreement.

Under the Original Macdonald Employment Agreement, Mr. Macdonald was also to receive 9,500,000 Restricted Stock Units settled in subordinate voting shares of the Company (the “Performance-Vested RSUs”). The Performance-Vested RSUs were to become vested during the term of the agreement as follows: 1/3 of the Performance-Vested RSUs were to become vested when the 30-day VWAP of the Company shares exceeded US$0.85; an additional 1/3 shall were to become vested when the 30-day VWAP exceeded US$1.05; and the final 1/3 were to become vested when the 30-day VWAP exceeded US$1.25. Pursuant to Macdonald Amendment No. 1, Mr. Macdonald will now receive 9,500,000 Performance-Vested RSUs that vest as follows: 1/3 of the Performance-Vested RSUs shall become vested when the 6 month trailing, annualized, adjusted EBITDA (“AEBITDA”) exceeds $150,000,000 and the net leverage of the Company is below 2.2x; an additional 1/3 shall become vested when AEBITDA exceeds $165,000,000 and the net leverage of the Company is below 2.2x; and the final 1/3 shall become vested when AEBITDA exceeds $205,000,000 and the net leverage of the Company is below 2.2x.

Under the Original Macdonald Employment Agreement, Mr. Macdonald was entitled to certain bonus payments, subject to certain conditions, in the event of (i) the refinancing of any outstanding debt of the Company not less than $80,000,000 at an effective interest rate of not more than 9.75% with the bonus amount equal to 1.0% of the amount refinanced, (ii) the acquisition or merger with any entity where the total enterprise value of such other entity is $100,000,000 or greater, (iii) a Change of Control transaction, and (iv) the consummation of a transaction raising additional capital at a price per share greater than US$1.50.

Pursuant to Macdonald Amendment No. 1, Mr. Macdonald is now entitled to the bonus payments, subject to certain conditions, in the event of (i) the refinancing, without the use of an investment banker, of any outstanding debt of the Company not less than $60,000,000 at an effective rate of not more than 9.75% with the bonus amount equal to 0.4% of the amount refinanced; (ii) the acquisition or merger with an entity where the acquisition multiple is less than or equal to five times the total enterprise value of such other entity; (iii) a Change of Control transaction where the consideration per share (adjusted for stock splits and dividends) exceeds $1.15 per share; and (iv) the consummation of a transaction raising additional capital at a price per share greater than US$1.50.

This summary of the Mazarakis Amendment No. 1 and the Macdonald Amendment No. 1 are qualified in their entirety by reference to the full text of Mazarakis Amendment No. 1 and the Macdonald Amendment No. 1, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Employment Agreement, dated March 6, 2025, by and between Vireo Growth Inc. and John Mazarakis
10.2	First Amendment to Employment Agreement, dated March 6, 2025, by and between Vireo Growth Inc. and Tyson Macdonald
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIREO GROWTH INC. (Registrant)

By:	/s/ Tyson Macdonald
Tyson Macdonald
Chief Financial Officer

Date: March 9, 2025